THE ALGER FUNDS

Alger 35 Fund

Supplement dated September 23, 2021 to the

Summary Prospectuses, Prospectus and Statement of Additional Information of the Fund

dated March 1, 2021, as amended, supplemented and restated

On September 22, 2021, at a regular meeting of the Board of Trustees (the “Board”) of The Alger Funds (the “Trust”), the Board approved the following change to the Alger 35 Fund (the “Fund”), a series of the Trust:

Class P-2 Conversion

Effective on or about November 1, 2021, all of the issued and outstanding Class P-2 shares of the Fund (the “Class P-2 Shares”) will be converted into Class Z shares of the Fund (“Class Z Shares”) with the same relative aggregate net asset value as the Class P-2 Shares held immediately prior to the conversion (such transaction, the “Class P-2 Conversion”). The Class Z Shares currently have a lower total expense ratio than the Class P-2 Shares. No sales load, fee, or other charge will be imposed on the conversion of the Class P-2 Shares. Please refer to the Fund’s prospectus for Class Z Shares for more information on the Class Z Shares. The Class P-2 Conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders. Upon completion of the Class P-2 Conversion, Class P-2 Shares will no longer be offered.

S-35FundZ 923221

S-35FundP-2 92321

S-TAF-Instl. 92321

S-TAFSAI 92321